Disposal Group Held for Sale and Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Disposal Group Held for Sale and Discontinued Operations
3.	DISPOSAL GROUP HELD FOR SALE AND DISCONTINUED OPERATIONS

(a)	SouthGobi

On July 29, 2014, the Company announced that it had entered into a sale and purchase agreement with National United Resources Holdings Limited (“NUR”), a Hong Kong-based public company listed on the main board of the Stock Exchange of Hong Kong (the “SEHK”), providing for the sale to NUR of a 29.95% stake in SouthGobi, out of the Company’s total 56.8% stake at that time.

Under the terms of the agreement, which was effected in accordance with and in reliance upon the “private agreement” exemption under the Canadian takeover bid regime and in accordance with the Hong Kong Code on Takeovers and Mergers, Turquoise Hill has agreed to sell 56,102,000 common shares that it owns in the capital of SouthGobi to NUR at a price of Cdn$0.455 per common share. Under the terms of the agreement, the Company is to receive approximately Cdn$12.8 million in cash at closing and deferred consideration of approximately Cdn$12.8 million due one year after the closing of the transaction.

On December 2, 2014, Turquoise Hill announced that it had signed an amendment to the sale and purchase agreement which provides, among other matters, for an extension to the closing date from November 30, 2014 to April 30, 2015. At December 31, 2014, the 56,102,000 SouthGobi common shares which the Company has agreed to sell represent a 25.65% stake in SouthGobi after giving effect to the issue of common shares to China Investment Corporation (“CIC”) in November 2014 in satisfaction of interest accrued under its debenture agreement, and a private placement of 24,360,773 common shares by SouthGobi on December 3, 2014. The sale transaction with NUR remains subject to certain closing conditions, including SEHK approval of the circular to be provided to NUR’s shareholders for a vote on the transaction and NUR shareholder approval. NUR has not yet issued the circular for purposes of conducting a shareholder vote and an additional delay in NUR shareholder approval would impact the timing of the closing. There can be no assurance that the transactions contemplated by the sale and purchase agreement, or closing of the transaction itself, will be completed.

The Company had been considering divestment of its interest in SouthGobi to allow it to focus on the operation and development of the Oyu Tolgoi mine. Upon signing of the sale and purchase agreement on July 29, 2014, the reporting segment for SouthGobi was considered to be a disposal group held for sale and a discontinued operation.

Upon classification of the SouthGobi disposal group as held for sale during the period ended September 30, 2014, the Company remeasured SouthGobi at the lower of its carrying value and fair value less cost to sell (“FVLCS”). The Company calculated the FVLCS based on the consideration contained within the sale and purchase agreement as well as the market price of the shares not being sold. As a result, the Company recorded an impairment of $125 million ($70 million after noncontrolling interests) against property, plant and equipment within the disposal group.

Following completion of the private placement on December 3, 2014, Turquoise Hill’s ownership of SouthGobi fell to 47.9%. At this point, SouthGobi ceased to be a subsidiary company of Turquoise Hill and became an investment in a company subject to significant influence. Turquoise Hill’s investment in SouthGobi is recognized at fair value as a long-term investment within non-current assets held for sale in the consolidated balance sheet. Operations and cash flows of SouthGobi up to the date of the private placement are presented as discontinued operations in the consolidated statements of operations and the consolidated statements of cash flows, respectively.

Adjustments to the fair value of the Company’s investment in SouthGobi subsequent to the date of the private placement are included as an item of other income or expense within discontinued operations in the consolidated statements of operations. Comparative amounts, accounting for SouthGobi as a consolidated subsidiary, have been reclassified in the December 31, 2013 consolidated balance sheet, consolidated statement of operations and consolidated statement of cash flows.

Immediately prior to SouthGobi becoming an investment in a company subject to significant influence on December 3, 2014, Turquoise Hill updated its estimate of SouthGobi’s fair value, concluding that the carrying value was substantially equivalent to the FVLCS. As a consequence, the Company did not adjust the impairment previously recognised in the financial statements for the period ended September 30, 2014. Fair value and deconsolidation adjustments within other expense of discontinued operations include a charge of $1.3 million arising from subsequent re-measurement of the Company’s 47.9% interest in SouthGobi between December 3, 2014 and the balance sheet date.

On February 24, 2015, Turquoise Hill announced an agreement to sell its remaining stake in SouthGobi, not subject to the agreement with NUR, to Novel Sunrise Investments Limited. See Note 27 for further information relating to the proposed transaction.

The carrying amounts of assets and liabilities included in the disposal group are as follows:

	December 31,
	2014	2013
Cash and cash equivalents	$-	$21,837
Accounts receivable	-	2,397
Due from related parties	-	20
Inventories	-	39,227
Prepaid expenses	-	11,506

Current assets held for sale	$-	$74,987

Long-term investments (including significantly influenced investees)	$41,465	$29,867
Property, plant and equipment	-	310,366
Other assets	-	2,794

Non-current assets held for sale	$41,465	$343,027

Accounts payable and accrued liabilities	-	29,593
Payable to related parties	-	1,396
Deferred revenue	-	997
Interest payable	-	2,301

Current liabilities held for sale	$-	$34,287

Convertible credit facility	$-	$97,096
Deferred income taxes	-	4,547
Asset retirement obligations	-	2,521

Non-current liabilities held for sale	$-	$104,164

The net loss reported in discontinued operations for all periods presented is as follows:

	Year Ended December 31,
	2014	2013
Revenue	$23,366	$58,636
Cost of sales	(68,246)	(129,018)
Write down of carrying value of property, plant and equipment	(125,277)	(73,564)
Other income and expenses	(28,324)	(87,766)

Loss before income taxes	$(198,481)	$(231,712)
Recovery of (provision for) income taxes	7,074	(58,652)

Loss from discontinued operations	$(191,407)	$(290,364)

Loss before income taxes attributable to Turquoise Hill Resources Ltd.	$(107,021)	$(129,759)

(b)	Inova Resources Limited

In November 2013, Turquoise Hill completed the sale of all of its 57.3% holding in Inova Resources Limited (“Inova”) to Shanxi Donghui Coal Coking & Chemicals Group Co., Ltd. for $83.2 million (A$90.1 million) in cash (A$0.22 cash per share), before adjusting for $23.3 million of cash held by Inova at the date the sale was completed.

Inova’s operations and cash flows for the year ended December 31, 2013 are presented as discontinued operations in the consolidated statements of operations and cash flows, respectively.

The net loss reported in discontinued operations for all periods presented is as follows:

	Year Ended December 31,
	2014	2013
Revenue	$-	$130,871
Cost of sales	-	(151,167)
Write down of carrying value of property, plant and equipment	-	(26,699)
Other income and expenses	-	(38,948)

Loss before income taxes	$-	$(85,943)
Gain on sale of discontinued operations	-	5,340
(Provision for) recovery of income taxes	-	-

Loss from discontinued operations	$-	$(80,603)

Loss before income taxes attributable to Turquoise Hill Resources Ltd.	$-	$(48,988)